                                                                     EXHIBIT 4.1


  CLASS A                                                          CLASS A
COMMON STOCK                                                     COMMON STOCK
   NUMBER                                                           ______
    001                                                             SHARES

                                                               CUSIP 67018T 10 5

                          NU SKIN ASIA PACIFIC, INC.

INCORPORATED UNDER THE LAWS OF         SEE REVERSE FOR RESTRICTED STOCK LEGENDS,
THE STATE OF DELAWARE                         CERTAIN DEFINITIONS AND STATEMENTS
                                                  AS TO THE RIGHTS, PREFERENCES,
                                           PRIVILEGES AND RESTRICTIONS OF SHARES



THIS CERTIFIES THAT
                   _____________________________________________________________



is the record holder of
                       _________________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.001
                                 PER SHARE, OF
                           Nu Skin Asia Pacific, Inc.
==========================                          ==========================

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.


     WITNESS the signatures of the Corporation's duly authorized officers.

     Dated:  _______________, 1996


     ________________________________    ____________________________________
         _____________, Secretary            ________________,  President

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF A STOCKHOLDER'S AGREEMENT AMONG CERTAIN INDIVIDUALS AND PERSONS REFERRED TO IN THE STOCKHOLDER'S AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT BETWEEN THE HOLDER HEREOF AND MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. (THE "UNDERWRITER") THAT PREVENTS, AMONG OTHER THINGS, THE SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, CONTRACT TO SELL OR OTHER DISPOSITION OF, DIRECTLY OR INDIRECTLY, ANY SHARES REPRESENTED HEREBY WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION AND THE UNDERWRITER UNTIL 365 DAYS FROM THE DATE OF THE CLOSING OF THE CORPORATION'S INITIAL PUBLIC OFFERING OF SHARES OF ITS CLASS A COMMON STOCK.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of Shares constituting each class and series, and the designations thereof. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

          TEN COM  - as tenants in common                                     UNIF GIFT MIN ACT - _________ Custodian __________
          TEN ENT  - as tenants by the entireties                                                  (Minor)                (Cust)
          JT TEN   - as joint tenants with right of                              under Uniform Gifts to Minors Act _____________
                     survivorship and not as tenants                                                                     (State)
                     in common                                        UNIF TRF MIN ACT - __________ Custodian (until age ______)
                                                                                           (Cust)
                                                                                               _________ under Uniform Transfers
                                                                                                (Minor)
                                                                                              to Minors Act ____________________
                                                                                                                  (State)

   Additional abbreviations may also be used through not in the above list

     FOR VALUE RECEIVED, ____________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

____________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPE  NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _______________________________      ____________________________________


                                            ____________________________________
                                   NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By:_______________________________________
     THE SIGNATURE(S) SHOULD BE GUARANTEED
     BY AN ELIGIBLE GUARANTOR INSTITUTION
     (BANKS, STOCKBROKERS, SAVINGS AND
     LOAN ASSOCIATES AND CREDIT UNIONS
     WITH MEMBERSHIP IN AN APPROVED
     SIGNATURE GUARANTEE MEDALLION
     PROGRAM). PURSUANT TO S.E.C. RULE
     17Ad-15.